UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2013

CNL Healthcare Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information appearing in Item 2.01 and Item 2.03 of this Current Report is incorporated by reference herein and made a part of this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets

The Pacific Northwest Senior Housing Communities

The information appearing in Item 2.03 of this Current Report is incorporated by reference herein and made a part of this Item 2.01.

Initial Acquisition of Twelve Pacific Northwest Communities (“Phase 1”)

As previously reported on Form 8-K filed with the Securities and Exchange Commission on August 27, 2013, CHP Partners, LP, the operating partnership of CNL Healthcare Properties, Inc. (collectively, “Company”), entered into separate purchase and sale agreements, each dated as of August 21, 2013 (collectively, the “Purchase Agreements”), relating to the acquisition, from various related sellers (collectively, the “PNWC Sellers”), of a portfolio of twenty-one (21) senior housing communities generally located in the Pacific Northwest region of the United States and Nevada (collectively, the “Pacific Northwest Communities”) for an aggregate purchase price of approximately $457.3 million. The PNWC Sellers are affiliated with each other; however, none of the PNWC Sellers is an affiliate of the Company or any of the Company’s affiliates.

On December 2, 2013 (the “Phase 1 Closing Date”), the Company closed on an initial tranche consisting of twelve of the Pacific Northwest Communities having an aggregate purchase price of approximately $302.3 million (the “Phase 1 Closing”). The communities acquired in the Phase 1 Closing (the “Phase 1 Communities”) collectively feature 1,404 residential units comprised of 486 independent living units, 790 assisted living units, and 128 specialty care or “memory care” units. The average age of the Phase 1 Communities is approximately 7.3 years using a weighted average unit count basis.

The following table sets forth the names by which the Phase 1 Communities will be known following the acquisition, their locations, purchase prices and other information:

Name and Location	Seller	Total Units	Percentage Occupancy (as of 10/31/13)	Year Built/ Renovated	RevPOU(1)	Purchase Price (in millions)
Prestige Senior Living Huntington Terrace Gresham, OR (“Huntington Terrace”)	Gresham Assisted Living, LLC	66	98.5%	2000/2010	$42,588	$15.0
Prestige Senior Living Arbor Place Medford, OR (“Arbor Place”)	MWSH Medford, LLC	72	66.7%	2003/2010	$47,329	$15.8
Prestige Senior Living Beaverton Hills Beaverton, OR (“Beaverton Hills”)	MWSH Beaverton, LLC	60	71.7%	2000/2011	$46,139	$12.9
Morning Star of Billings Billings, MT (“Billings”)	MWSH Billings, LLC	206	47.6%	2009	$39,571	$48.3

Name and Location	Seller	Total Units	Percentage Occupancy (as of 10/31/13)	Year Built/ Renovated	RevPOU(1)	Purchase Price (in millions)
MorningStar of Boise Boise, ID (“Boise”)	MWSH Boise, LLC	206	59.7%	2007	$35,660	$40.0
Prestige Senior Living Five Rivers Tillamook, OR (“Five Rivers”)	Five Rivers Assisted Living & Retirement Community, LLC	88	62.5%	2002/2010	$37,326	$16.7
Prestige Senior Living High Desert Bend, OR (“High Desert”)	MWSH Bend, LLC	68	85.3%	2003/2011	$46,643	$13.6
MorningStar of Idaho Falls Idaho Falls, ID (“Idaho Falls”)	MWSH Idaho Falls, LLC	193	35.8%	2009	$40,546	$44.4
Prestige Senior Living Orchard Heights Salem, OR (“Orchard Heights”)	Orchard Heights Senior Community, LLC	79	72.2%	2002/2011	$55,947	$17.8
Prestige Senior Living Riverwood Tualatin, OR (“Riverwood”)	Tualatin Assisted Living, LLC	60	81.7%	1999/2010	$40,036	$9.7
Prestige Senior Living Southern Hills Salem, OR (“Southern Hills”)	Southern Hills Assisted Living Community, LLC	66	83.3%	2001/2011	$43,716	$12.9
MorningStar of Sparks Sparks, NV (“Sparks”)	MWSH Sparks, LLC	240	48.3%	2009	$40,065	$55.2

Totals/Avg.:		1,404				$302.3

(1)	Average monthly revenue per occupied unit (“RevPOU”) for the trailing 3 months annualized as of September 30, 2013.

Subsidiaries of the Company each purchased one (1) Phase 1 Community, and subsequently leased the Phase 1 Communities to other subsidiaries of the Company (the “Phase 1 Tenants”) pursuant to separate lease agreements. MorningStar Senior Management, LLC (“MorningStar”)”), an unaffiliated third-party manager, will operate and manage the following four (4) Phase 1 Communities on behalf of each respective Phase1 Tenant under long-term management services agreements (“MSAs”) with each such Phase 1 Tenant: Billings, Boise, Idaho Falls and Sparks. Prestige Senior Living, L.L.C. (“Prestige” and collectively with MorningStar, the “Property Managers”), an unaffiliated third-party manager, will similarly operate and manage the remaining eight (8) Phase 1 Communities on behalf of each respective Phase 1 Tenant under long-term MSAs with each such Phase 1 Tenant. Pursuant to their respective MSAs, the Property Managers will each receive a market rate management fee, which is subject to subordination and forfeiture provisions where the net operating income of the Property Managers’ respective communities does not equal or exceed certain minimum thresholds set forth in the MSAs. The MSAs may be terminated without penalty in the event of various defaults, as enumerated in the MSAs. Termination fees are payable to the Property Managers in the event that the Company voluntarily terminates an MSA.

ESTIMATED DEPRECIABLE BASIS

Names of the Phase 1 Communities	Estimated Depreciable Basis
Huntington Terrace	$13.5
Arbor Place	$14.1
Beaverton Hills	$12.1
Billings	$41.6
Boise	$34.7
Five Rivers	$15.9
High Desert	$11.6
Idaho Falls	$40.4
Orchard Heights	$15.4
Riverwood	$7.7
Southern Hills	$10.8
Sparks	$50.9

The Company calculates depreciation expense for federal income tax purposes using the straight-line method, and anticipates depreciating the buildings and land improvements for federal income tax purposes based on estimated useful lives of 40 years and 20 years, respectively. The aggregate real estate taxes for the Phase 1 Communities were approximately $1.7 million for the year ended December 31, 2012.

We paid our advisor an aggregate Investment Services Fee of approximately $5.6 million in connection with the acquisition of the Phase 1 Communities, which is equal to 1.85% of the purchase price of the properties.

Future Closings

The following table sets identifies certain of the remaining Pacific Northwest Senior Housing Communities that the Company anticipates acquiring in January 2014 (the “Phase 2 Communities”):

Name and Location	Sellers	Total Units	Approx. Purchase Price (in millions)
Bridgewood at Four Seasons Retirement & Assisted Living Community Vancouver, WA	Vancouver Bridgewood, LLC	124	$22.1
Rosemont Retirement & Assisted Living Community Yelm, WA	MWSH Yelm, LLC	87	$16.9
Auburn Meadows Senior Community, Assisted Living and Special Care Auburn, WA	Auburn Assisted Living, LLC	102	$21.9
Monticello Park Retirement & Assisted Living Community Longview, WA	Longview Monticello, LLC	144	$27.4

The following table sets identifies the final Pacific Northwest Senior Housing Community that the Company anticipates acquiring in February 2014:

Name and Location	Seller	Total Units	Approx. Purchase Price (in millions)
West Hills Retirement and Assisted Living Community Corvallis, OR	West Hills Assisted Living Community, LLC	66	$15.0

Since the Company was unable to successfully modify the loan assumption terms relating to the purchase of the Cascadia Village Retirement & Assisted Living Community, the Gibson Creek Retirement Cottages & Assisted Living Community, the Oak Park Assisted Living Community, and the Cambridge Terrace Assisted Living Community, the Company determined that it will not complete the acquisition of such properties as originally contemplated in the Purchase Agreement and exercised its contractual right to remove two (2) of the properties from the portfolio and received a refund of its earnest money deposit with respect to those properties; and forfeited its earnest money deposit on the other two properties in the aggregate amount of approximately $1.06 million.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information appearing in Item 2.01 of this Current Report is incorporated by reference herein and made a part of this Item 2.03.

On the Phase 1 Closing Date, the subsidiaries of the Company that purchased and leased the Phase 1 Communities (the “Phase 1 Borrowers”) entered into a loan agreement (the “Pacific Northwest Loan Agreement”) with The Prudential Life Insurance Company of America (“Prudential”) providing for a five (5) year term loan in the aggregate principal amount of approximately $157.5 million dollars (the “Phase 1 Pacific Northwest Loan”). The Phase 1 Pacific Northwest Loan matures on December 5, 2018 and may be prepaid by the Phase 1 Pacific Northwest Borrowers, in whole or in part, with a prepayment premium equal to the greater of: (i) one percent (1%) of the principal amount being prepaid, multiplied by the quotient of the number of full months remaining until the maturity date of the loan (calculated as of the prepayment date) divided by the number of full months comprising the term of the loan; or (b) a “make-whole” payment equal to the present value of the loan less the amount of principal and accrued interest being prepaid calculated as of the prepayment date, calculated as of the prepayment date for the period between that date and the maturity date. Interest on the outstanding principal balance of the Phase 1 Pacific Northwest Loan accrues interest at a rate equal to the sum of four and thirty-hundredths percent (4.30%).

The Phase 1 Pacific Northwest Loan is part of a commitment by Prudential to loan approximately $211.5 million dollars (the “Total Pacific Northwest Loan Commitment”) to the Phase 1 Pacific Northwest Borrowers and certain other subsidiaries of the Company (the “Phase 2 Pacific Northwest Borrowers” and, collectively with the Phase 1 Pacific Northwest Borrowers, the “Pacific Northwest Borrowers”) to purchase the Pacific Northwest Communities. The remainder of the Total Pacific Northwest Loan Commitment – approximately $54 million dollars – is available for use by the Phase 2 Pacific Northwest Borrowers to purchase the Phase 2 Communities. The Pacific Northwest Borrowers are entitled to obtain supplemental loan proceeds from Prudential in an amount of up to $20 million dollars, provided that the Pacific Northwest Borrowers meet certain debt yield, loan-to-value, and net operating income threshold requirements and request such supplemental loan proceeds during the period commencing six (6) months after the Phase 1 Closing Date and ending three (3) years after the Phase 1 Closing Date.

The Phase 1 Pacific Northwest Loan is collateralized by first mortgages on all real property, improvements, and personal property of the Phase 1 Communities, and assignments to Prudential of all rents and leases collected or received with respect to the Phase 1 Communities by the Phase 1 Pacific Northwest Borrowers. The Company has guaranteed each Phase 1 Pacific Northwest Borrower’s performance under the Phase 1 Pacific Northwest Loan pursuant to a standard recourse guaranty.

The Phase 1 Pacific Northwest Loan is subject to customary affirmative, negative, and financial covenants for a loan of this type. The Phase 1 Pacific Northwest Borrowers paid Prudential an origination fee of $787,739 in connection with the Phase 1 Pacific Northwest Loan, or one-half percent (.5%) of the aggregate Phase 1 Pacific Northwest Loan amount.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The required financial statements for the acquisitions of the Phase 1 Communities described in Item 2.01 of this Current Report will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The required pro forma financial information for the acquisitions of the Phase 1 Communities described in Item 2.01 of this Current Report will be filed in accordance with Article 11 under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d)	Exhibits

10.1	Assignment and Assumption of Purchase and Sale Agreement Bonaventure of Billings dated December 2, 2013, by and between CHP Partners, LP and CHP Billings MT Owner, LLC (Filed herewith.)

10.2	Management Agreement dated December 2, 20 13, between MorningStar Senior Management, LLC and CHP Billings MT Tenant Corp. (Filed herewith.)

10.3	Management Services Agreement dated December 1, 20 13, by and between CHP Beaverton OR Tenant Corp. and Prestige Senior Living, LLC (Filed herewith.)

10.4	Promissory Note dated December 2, 20 13, made by CHP Gresham-Huntington Terrace OR Owner, LLC and CHP Gresham-Huntington Terrace OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $10,728,555.00 (Filed herewith.)

10.5	Loan Agreement dated December 2, 20 13 among CHP Gresham-Huntington Terrace OR Owner, LLC, CHP Gresham-Huntington Terrace OR Tenant Corp., CHP Tualatin-Riverwood OR Owner, LLC, CHP Tualatin-Riverwood OR Tenant Corp., CHP Beaverton OR Owner, LLC, CHP Beaverton OR Tenant Corp, CHP Salem-Orchard Heights OR Owner, LLC, CHP Salem-Orchard Heights OR Tenant Corp., CHP Salem-Southern Hills OR Owner, LLC, CHP Salem-Southern Hills OR Tenant Corp, CHP Medford-Arbor Place OR Owner, LLC, CHP Medford-Arbor Place OR Tenant Corp., CHP Bend-High Desert OR Owner, LLC, CHP Bend-High Desert OR Tenant Corp., CHP Tillamook-Five Rivers OR Owner, LLC, CHP Tillamook-Five Rivers OR Tenant Corp., CHP Billings MT Owner, LLC, CHP Billings MT Tenant Corp., CHP Idaho Falls ID Owner, LLC, CHP Idaho Falls ID Tenant Corp., CHP Boise ID Owner, LLC, CHP Boise ID Tenant Corp., CHP Sparks NV Owner, LLC, CHP Sparks NV Tenant Corp. and The Prudential Insurance Company of America (Filed herewith.)

10.6	Deed of Trust, Security Agreement and Fixture filing (Huntington Terrace – First) dated December 2, 20 13, by CHP Gresham-Huntington Terrace OR Owner, LLC and CHP Gresham-Huntington Terrace OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America (Filed herewith.)

10.7	Deed of Trust, Security Agreement and Fixture filing (Huntington Terrace – Second) dated December 2, 20 13, by CHP Gresham-Huntington Terrace OR Owner, LLC and CHP Gresham-Huntington Terrace OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America (Filed herewith.)

10.8	Recourse Liabilities Guaranty executed December 2, 20 13, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Gresham- Huntington Terrace OR Owner, LLC and CHP Gresham-Huntington Terrace OR Tenant Corp. (Filed herewith.)

10.9	Supplemental Guaranty executed December 2, 20 13, by CHP Gresham-Huntington Terrace OR Owner, LLC and CHP Gresham-Huntington Terrace OR Tenant Corp. to The Prudential Insurance Company of America (Filed herewith.)

10.10	Schedule of Omitted Documents (Filed herewith.)

99.1	Press Release dated December 6, 2013 (Filed herewith.)

Cautionary Note Regarding Forward-Looking Statements

Certain statements herein that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

Important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements include, but are not limited to, government regulation, economic, strategic, political and social conditions, and the following: risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; the availability of proceeds from the Company’s offering of its shares; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; risks related to development projects or acquired property value-add conversions, if applicable, including construction delays, cost overruns, the Company’s inability to obtain necessary permits, and/or public opposition to these activities; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to qualify for and maintain the Company’s REIT qualification; and the Company’s ability to protect its intellectual property and the value of its brand.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlhealthcareproperties.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 20 13		CNL HEALTHCARE PROPERTIES, INC. a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson Chief Financial Officer, Senior Vice President and Treasurer